BigBear.ai to acquire Pangiam February 6, 2024 Exhibit 99.2

CEO, BigBear.ai Mandy Long CFO, BigBear.ai Julie Peffer Today’s Speakers

DISCLAIMER This presentation contains estimates and other data made by independent parties and by BBAI relating to market size and growth about our industry and estimated total addressable market. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither BBAI nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our or Pangiam’s future performance and the future performance of the markets in which BBAI or Pangiam operates are necessarily subject to a high degree of uncertainty and risk. FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. BBAI intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including without limitation statements regarding the combined company’s future strategy, prospects, market position, industry, and performance, projections regarding Pangiam’s future revenue growth, expected combined financial benefits from the merger, and expected growth in total addressable market are forward-looking statements. Without limited the foregoing, words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions in a timely manner or at all; failure to obtain applicable regulatory and stockholder approvals; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to timely and successfully realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s business; reductions in customer spending, a slowdown in customer payments and changed in customer requirements; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; the risk of termination of the Merger Agreement relating to the Mergers; risks that the Mergers could disrupt BBAI’s or Pangiam’s current plans and operations or divert the attention of their respective management or employees from ongoing business operations; the risk of unexpected costs and/or unknown or inestimable liabilities relating to the Mergers; and the risk that BBAI’s or Pangiam’s respective businesses may suffer as a result of uncertainty surrounding the Mergers. These and other important factors discussed under the caption “Risk Factors” in BBAI’s definitive proxy statement on Schedule 14A filed with the SEC on January 29, 2024 and under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on September 30, 2023 that was filed with the SEC on November 9, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. The foregoing list of factors is not exhaustive. These statements generally reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this presentation. You should not put undue reliance on any forward-looking statements. Although BBAI believes that the expectations reflected in the forward-looking statements are reasonable, BBAI cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, BBAI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. .

ADDITIONAL INFORMATION AND WHERE TO FIND IT On January 29, 2024, BBAI filed with the SEC the definitive proxy statement of BBAI relating to a special meeting of BBAI’s stockholders to be held for the purpose of obtaining stockholder approval of the proposed transactions (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the Proxy Statement and other documents filed or that will be filed with the SEC by the parties on the website maintained by the SEC at www.sec.gov or on BBAI’s website at https://ir.bigbear.ai. PARTICIPANTS IN THE SOLICITATION BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Information regarding BBAI’s directors and executive officers is contained in the Proxy Statement, BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph. NO OFFER OR SOLICITATION This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Deal Rationale Mandy Long BigBear.ai CEO

Create one of the industry’s most comprehensive Vision AI portfolios Combined company positioned as a leader in one of the fastest growing categories for the application of AI Investing where the market is going Scale combined business and capture market share faster Leverage investments in critical software capabilities and domain expertise, saving time and money Value Creation for Shareholders World-class talent and technology that has made each of us long-term trusted partners to our customers Complementary customer mix, international footprint, strong pipeline and mutual upsell opportunities Positions us for accelerated growth Additional expertise in national security, supply chain, digital identity and artificial intelligence Complementary products for existing and new customers  More capabilities for our shared customers Acceleration: By acquiring critical software infrastructure, we're managing liquidity and mitigating cash outlay that would otherwise be needed to build these capabilities in-house. We expect to see accelerating growth once we integrate Pangiam and shift from foundation-building mode in 2023 to scale mode in 2024 and beyond.  Competitive Positioning: We believe the combined company will establish one of the industry’s most comprehensive full-vision AI portfolios, positioning us to lead and innovate in this dynamic market category.  Deal Rationale

Pangiam Overview

Pangiam Core Solutions

- **Pangiam Government** builds mission-critical biometric and identity management software designed to enhance security, scale operations, and improve operating efficiencies
- **Trueface** performs one of the fastest one-to-many (1:N) facial matches with real-time photos, delivering safe and efficient identity verification
- **Dartmouth** delivers real-time image-based anomaly detection for enhanced 3D baggage screening
- **veriScan** securely captures and transmits real-time photos into a biometric matching service supporting access control and biometric boarding/bag tags
- **Strategic Consulting** offers end-to-end service from concept to solution design to operational and technology delivery, focused on the travel and transportation industries


Trueface
veriScan
Government Services
Strategic Consulting
Dartmouth

8

Kevin McAleenan CEO, Pangiam Decades of experience with U.S. national security agencies around the world Previously served as Acting Secretary of the U.S. Dept of Homeland Security (DHS) including U.S. Customs and Board Protection (CBP), the Transportation Security Administration (TSA), Coast Guard, and others Recipient of multiple awards for service and leadership including Presidential Rank Award, Service to America Medal, and Call to Service Award

Recent Milestones & Indications of Momentum December 2023 November 2023 January 2024

Performance: Revenue Growth with Margin Expansion YoY Growth Services 11% SaaS 46% Software Licenses 258% Prof Services / Other -12% Expansion of SaaS / Software Revenue Revenue Mix Shifting to high SaaS/Software driving margin expansion Year-over-Year Revenue Growth by Type (K$)

Projecting Rapidly Accelerating Commercial Revenues

Deal Overview Julie Peffer BigBear.ai CFO

Deal Overview $70M purchase price (subject to customary adjustments at closing) on a cash-free, debt-free basis to be paid in BBAI common stock Approximately 49.5M shares will be issued at Closing, determined based on a price per share of BBAI Common Stock of 1.3439, which is the 20-day VWAP as of the signing date (11/4/2023) Purchase price subject to customary post-closing adjustments – final purchase price will not be known until several months following closing. Any additional amounts paid in the post-closing adjustment will be paid in shares based on the 20-day VWAP at the time the final purchase price is calculated. Stockholder vote planned for February 27th  -- Close expected shortly after stockholder vote BBAI's results will only include Pangiam financial results following the close Deal Structure All-equity nature of the deal aligns all parties with our collective success Expecting improved OpEx structure as a combined entity once synergies are realized Expecting improved gross margins due to accelerating commercial revenue Combined Financial Benefits

Key Highlights With the addition of Pangiam, BigBear.ai accelerates and evolves in National Security, Supply Chain Management, and Digital Identity markets, each experiencing double-digit growth Strong mission alignment: both companies focused on providing clarity for the world's most complex decisions BigBear.ai's operating philosophy stays the same - combination enables both companies to realize greater economies of scale Pangiam not anticipated to have a significant impact on liquidity or cash from operations as we execute on integration plan Pangiam brings an international footprint and leading capabilities in facial recognition, image-based anomaly detection, and advanced biometrics that are complementary to BigBear.ai's portfolio and relevant to our customers Accelerates time-to-market, revenue growth and business model transformation while bolstering long-term growth profile All-equity deal mitigates cash outlay and aligns parties to drive towards shared goals

Link to the Proxy